SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 29, 2007

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc., acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”) have entered into a Pricing Agreement, dated March 29, 2007 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $500,000,000 aggregate principal amount of the Company’s 5.000% Notes Due 2012 (the “2012 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 5.375% Notes Due 2017 (the “2017 Notes”) and $750,000,000 aggregate principal amount of the Company’s 5.875% Notes Due 2027 (the “2027 Notes” and, together with the 2012 Notes and the 2017 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated May 19, 2006 (the “Underwriting Agreement”), between the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on April 5, 2007. The 2012 Notes will be sold to the public at an aggregate issue price of 99.646% of the principal amount thereof ($498,230,000). The 2017 Notes will be sold to the public at an issue price of 99.626% of the principal amount thereof ($996,260,000). The 2027 Notes will be sold to the public at an issue price of 99.813% of the principal amount thereof ($748,597,500). In total, the Notes will be sold to the public at an issue price of $2,243,087,500. The net proceeds to the Company from the sale of the 2012 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2012 Notes, will be $496,480,000. The net proceeds to the Company from the sale of the 2017 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2017 Notes, will be $991,760,000. The net proceeds to the Company from the sale of the 2027 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2027 Notes, will be $742,035,000. In total, the net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be an aggregate of $2,230,275,000.

The 2012 Notes constitute the Company’s newly created series of 5.000% Notes Due 2012 (the “2012 Series”), the 2017 Notes constitute the Company’s newly created series of 5.375% Notes Due 2017 (the “2017 Series”) and the 2027 Notes constitute the Company’s newly created series of 5.875% Notes Due 2027 (the “2027 Series” and, together with the 2012 Series and the 2017 Series, the “New Series”). The Notes of each of the 2012 Series, the 2017 Series and the 2027 Series are senior, unsecured and unsubordinated debt securities of the Company and rank equally with each of the other New Series and all of the other senior, unsecured and unsubordinated debt obligations of the Company. The 2012 Series, the 2017 Series and the 2027 Series were created and established, and their terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). The terms of the 2012 Notes, the 2017 Notes and the 2027 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes.

The material terms of the Notes are described in the prospectus supplement of the Company dated March 29, 2007, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 21, 2005, which prospectus relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on April 2, 2007 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated March 29, 2007, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on March 30, 2007.

The Notes will be delivered in book-entry form only. The 2012 Notes will be represented by a global note, in the original principal amount of $500,000,000 (the “2012 Global Note”). The 2017 Notes will be represented by two global notes, each in the original principal amount of $500,000,000 (the “2017 Global Notes”). The 2027 Notes will be represented by two global notes, one of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2027 Global Notes” and, together with the 2012 Global Note and the 2017 Global Notes, the “Global Notes”). Each Global Note will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate that relates to the 2012 Series, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2012 Series in accordance with the Indenture, (iv) the Series Terms Certificate that relates to the 2017 Series, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2017 Series in accordance with the Indenture, (v) the Series Terms Certificate that relates to the 2027 Series, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2027 Series in accordance with the Indenture, (vi) the form of the 2012 Global Note, (vii) the form of the 2017 Global Notes, (viii) the form of the 2027 Global Notes and (ix) the opinion of Andrews Kurth LLP regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-130569), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated March 29, 2007, between the Company and the Underwriters.

1(b)	Underwriting Agreement, dated May 19, 2006, between the Registrant and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.000% Notes Due 2012 of the Registrant

4(b)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.375% Notes Due 2017 of the Registrant

4(c)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.875% Notes Due 2027 of the Registrant

4(d)	Form of Global Note representing the 5.000% Notes Due 2012 of the Registrant

4(e)	Form of Global Note representing the 5.375% Notes Due 2017 of the Registrant

4(f)	Form of Global Note representing the 5.875% Notes Due 2027 of the Registrant

5	Legality Opinion of Andrews Kurth LLP dated April 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 4, 2007

WAL-MART STORES, INC.

By:	/s/ CHARLES M. HOLLEY, JR.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President, Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1(a)	Pricing Agreement, dated March 29, 2007, between the Registrant and the Underwriters.

1(b)	Underwriting Agreement, dated May 19, 2006, between the Registrant and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.000% Notes Due 2012 of the Registrant

4(b)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.375% Notes Due 2017 of the Registrant

4(c)	Series Terms Certificate pursuant to Section 3.01 of the Indenture Relating to 5.875% Notes Due 2027 of the Registrant

4(d)	Form of Global Note representing the 5.000% Notes Due 2012 of the Registrant

4(e)	Form of Global Note representing the 5.375% Notes Due 2017 of the Registrant

4(f)	Form of Global Note representing the 5.875% Notes Due 2027 of the Registrant

5	Legality Opinion of Andrews Kurth LLP dated April 4, 2007